Exhibit (c)(4)

Banc of America Securities provides investment banking and securities products domestically and offshore. Other products and services, including products and services that may be referenced in the accompanying materials, may be provided through affiliates of Banc of America Securities. Banc of America Securities prohibits employees from offering a favorable research rating or specific price target or changing a rating or target to get a mandate and Banc of America Securities prohibits research analysts from being compensated for involvement in investment banking transactions except to the extent that such participation is intended to benefit investor clients. Copyright 2004 Banc of America Securities LLC. Banc of America Securities LLC, member NYSE/NASD/SIPC, is a subsidiary of Bank of America Corporation. Project Gourmet – Restaurant Information Book Discussion Materials July 15, 2004

Large Cap Peers

Restaurant Industry Description Trends & Drivers $421.5 bn (2003) US restaurant industry is highly fragmented Price competition: The 99 cents burger at McDonalds Expect CAGR of 4-5% over the next 3-5 years Recent focus on health dieting: Atkins, South Beach etc. 2 relevant segments: Quick Service Restaurant (QSR); Casual Dining Wages had not increased in recent times due to depressed labor markets QSR: Primary challenges include retention of repeat customers; baby-boomers 2004E: $123.9 billion; Expect CAGR of 3.86% for 2004 over 2003 generate 67% of the sales Expect CAGR of 2-3% over next 3-5 years COGS Drivers: Food and beverages, real estate and labor Market comprised of pizza, burgers and sandwiches Franchisees typically pay royalty about 2-5% of sales Primary competitors in the burger market: McDonalds, Burger King & Wendy’s Franchisees contribute 2-5% of sales to the national advertising fund (part No of stores: McDonalds: 31,129; Burger King: 8,030; Wendy’s: 6,481 of which is used for local promotions) Avg. store sales: McDonalds: $1.5 mm; Burger King: $1.04 mm; Wendy’s: $1.3 Burger King mm Purchased by the private equity consortium of TPG, Goldman & Bain Capital Concerns on obesity and Mad Cow disease may slow growth Share in burger market fell from 15% in 2000 to 13.68% in 2002 Casual Dining: Steady dec`line in same store sales; 20% of the outlets have reported losses 2004E: $157.9 billion; Expect CAGR of 4.6% for 2004 over 2003 3 of 10 largest franchisees including largest franchisee, Ameriking, have filed Expect CAGR of 4-6% over next 3-5 years for Ch 11; Others are in arrears of royalty payments CEO, Brad Blum resigned on July 2, 2004 due to strategic differences with Average industry store sales: $3.4 mm the Board of Directors Primary competitors: Applebee’s, Outback Steakhouse, Chili’s Greg Brenneman (turnaround specialist) brought in as new CEO of BK No of stores: Applebee’s 1,585, Outback Steakhouse 673, Chili’s 900 Chili’s Avg. store sales: Applebee’s $2.3 mn, Outback Steakhouse $3.5 mm, Chili’s $3.1 mm Owned by Brinker International Total 900; 693 company owned, 207 franchisee operated in 49 states & 21 countries Nutritional foods like Atkins comprise 2% of Chili’s sales Expected store growth of 9-10% for FY2004 over FY2003 Same store sales grew 1.5% in FY2003 over FY2002; currently sluggish Primary competitors: Applebee’s, Outback Steakhouse Sources: S&P 2004 report; Meritage 2003 10K; WSJ; Morgan Stanley research 2

Competitor Analysis McDonald’s Wendy’s Total of 31,129 restaurants; company owned 8,959, franchisee 18,132, affiliates Total of 6,481 restaurants; company owned 1,465, franchisee 5,016 4,038 Other restaurant chains operated by the company: Tim Horton’s, Baja Fresh Global sales increased by 2.4% and USA same store sales increased by 6.4% for FY2003 over FY2002 Operates in US and 20 other countries 162 net additions to stores in FY2003; unit growth of less than 1% over FY2002 Overall same store sales increased 1% for FY2003 over FY2002 Revenues of $17.14 bn in FY2003; 74.6% of FY2003 revenues from company Net additions to stores 126 in FY2003; unit growth of 2% p.a. over FY2002 sales; rest franchisee fees; US 35.2%; Europe 34.2%; Asia Pacific: 14.2% Growth has been driven by; increasing same store sales; selective premium Same store sales expected to further improve with fast casual model; untapped menu introductions like Salad Bar; service innovations like “Modern Day meal occasions (snacks and late night); greater pricing power and improved Drive-Thru Window”, late night snacks menu mix; focus on cost reduction has also helped improve EBIT margins Rated significantly above McDonalds and Burger King by consumers in service and quality Applebee’s Outback Steakhouse Total of 1,585 restaurants in 49 states and 9 countries; company owned 383, Total of 825 restaurants; company owned 673, affiliates 51; franchisee 101 franchisee 1,202 Operates another 230 restaurants under different brand names 100 new stores opened in FY2003; growth of 6.7% over FY2002 40 new Outback stores opened in FY2003; growth of 4% over FY2002 Same store sales increased by 5.2% in FY2003 over FY2002 Same store sales increased by 2.1% in FY2003 over FY2002 Average store sales: $2.3 mm Average store sales: $3.5 mm Has placed 40% of its stores within one mile of Wal-Mart “Car side to go” and improved innovative menu is driving sales; Developed new menus with Weight Watchers 3 Sources: Research, Company 10k

Applebee’s International Inc. (NASD: APPB) Overland Park, Kansas Description            Financial Statistics Established:1986; Incorporated: Delaware Fiscal years ending            Historical            LTM            Projected December end 2001 20022003 3/28/2004 2004E 2005E Casual dining segment Net Sales $744.3 $829.5 $990.1 $1,029.4 $1,118.8 $1,244.0 1,585 Applebee’s restaurants including 383 company owned and 1,202 % Growth 11.4% 19.4% 13.0% 11.2% franchisee operated respectively EBITDA 151.6 166.3 195.4 203.6 225.1 253.2 Located in 49 states and nine other countries % of Net Sales 20.4% 20.0% 19.7% 19.8% 20.1% 20.4% EBIT 113.9 130.8 154.3 161.4 178.0 198.8 Primarily located in North East, Mid West and West Coast % of Net Sales 15.3% 15.8% 15.6% 15.7% 15.9% 16.0% Opened 100 new stores in FY2003; store growth of 6.7% over FY2002 Net Income 64.4 83.093.6 98.5 115.0 130.3 Same store sales growth increased by 5.2% in FY2003 over FY2002 % of Net Sales 8.7% 10.0% 9.5% 9.6% 10.3% 10.5% Capex 50.1 64.982.6 NA            NA            NA Average store sales: $2.3 mm Cash $22.7 $15.7 $17.9 NA            NA            NA EV/ owned store: $5.5 mm Total Debt Outstanding 74.5 52.620.9 NA            NA            NA Employees: 26,900 Chairman & CEO: Lloyd Hill; CFO: Steve Lumpkin Market Data Share Price (June 15, 2004) $ 25.53 Share Outstanding82.233 52 Week Range$19.82-28.55 Equity Market Value$2,099.7 Net Debt 16.0 Enterprise Value $2,115.7 Recent Events            LTM Stock Price Performance May, 2004: Declared a three-for-two stock split Price ($) Volume (‘000s) 30 4,000 Feb, 2004: Entered into an agreement with a franchisee to acquire 10 of its restaurants in California 27 3,000 24 2,000 Jan, 2004: Expects to add 100 new restaurants in 2004 21 1,000 Nov, 2003: Completed launch of Car-Side-To-Go program roll out in all its 18 0 company restaurants: comprised 8% of sales in Q4 2003 Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 4 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Brinker International Inc. (NYSE: EAT) Dallas, Texas Description Financial Statistics Established:1977; Incorporated: Delaware Fiscal years ending Historical LTM Projected June end 2001 20022003 3/24/2004 2004E 2005E
Casual dining segment Net Sales $2,406.9 $2,887.1 $3,285.4 $3,565.5 $3,709.6 $4,017.3 1,402 restaurants including 1,165 company owned and 237 franchisee operated % Growth 20.0% 13.8% 12.9% 8.3% respectively: Chili’s 693 company owned and 207 franchisee operated; Macaroni EBITDA 331.1 386.3 454.6 492.2 504.4 547.6
Grill 194 company owned and 8 franchisee operated; Maggiano’s 25 owned; On % of Net Sales 13.8% 13.4% 13.8% 13.8% 13.6% 13.6% the Border 114 company owned and 19 franchisee operated; Corner Bakery 85 EBIT 231.0 256.2 296.4 308.0 326.4 352.6 company owned and 3 franchisee operated; Big Bowl 18 owned; Rockfish 20 % of Net Sales 9.6% 8.9% 9.0% 8.6% 8.8% 8.8% owned; Cozymel’s 16 owned Net Income 145.1 152.7 168.6 129.7 207.2 227.9 % of Net Sales 6.0% 5.3%5.1% 3.6% 5.6% 5.7% Located in 49 states and 21 other countries Capex 205.2 371.1 326.5 NA NA NA Opened 149 new stores in FY2003; store growth of 10.6% over FY2002 Cash $13.3 $10.1 $33.5 NA NA NA Same store sales growth increased by 1.5% in FY2003 over FY2002 Total Debt Outstanding 253.7 444.0 371.4 NA NA NA Average store sales: $3.1 mm Market Data Average size/ store: Chili’s 4,850 sq ft, Macaroni Grill 7,100 sq ft, Maggiano’s 15,000 sq ft, On the Border 5,950 sq ft, Big Bowl 5,600 sq ft Share Price (June 15, 2004) $ 35.76 Average capacity/ store: Chili’s 180, Macaroni Grill 262, Maggiano’s 610, On the Border 230, Big Bowl 195 Share Outstanding96.376 EV/ owned store: $2.4 mm 52 Week Range$28.29-39.80 Employees: 96,200 Equity Market Value$3,446.4 Chairman & CEO: Ronald McDougall; CFO: Charles Sonsteby Net Debt278.5 Enterprise Value $3,724.9 Recent Events LTM Stock Price Performance Mar, 04: Signed agreement with franchisee to open 15 Chili’s in South Price ($) Volume (‘000s) Carolina and Georgia 40 16,000 Jan, 04: Introduced new menu for low carb diets called “It’s Your Choice” 12,000 36 8,000 32 4,000 28 0 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ 5

Darden Restaurants(NYSE: DRI) Orlando, Florida Description Financial Statistics Established:1968; Incorporated: Florida Fiscal years ending HistoricalLTMProjected Casual dining segment May end 2002 20032004 2/22/20042005E 2006E
Net Sales $4,366.9 $4,655.0 $5,003.4 $4,871.7 $5,228.3 $5,576.4 1,271 all company owned restaurants: Red Lobster 673, Olive Garden 524, % Growth 6.6%7.5% 4.5% 6.7% Bahama Breeze 34, Smokey Bones BBQ 39, Seasons 1 EBITDA 563.2 585.5 616.7 602.8 680.5 721.6 1,234 located in 49 states and rest in Canada % of Net Sales 12.9% 12.6% 12.3% 12.4% 13.0% 12.9% EBIT 397.3 394.3 425.5 400.6 447.6 475.3 33 Red Lobster operated by a licensee in Japan % of Net Sales 9.1% 8.5%8.5% 8.2% 8.6% 8.5% Opened 64 new stores in FY2003; store growth of 5% over FY2002 Net Income 237.8 232.3 231.5 231.5 267.1 288.4 % of Net Sales 5.4% 5.0%4.6% 4.8% 5.1% 5.2% Same store sales growth increased by 2.7% and 2.2% in FY2003 over FY2002 for Red Lobster and Olive Garden respectively Capex318.4 423.3 NA NA NA NA Cash $162.8 $48.6 $36.7 NA NA NA Average store sales: Red Lobster $3.7 mm, Olive Garden $3.9 mm Total Debt Outstanding 662.5 658.1 667.8 NA NA NA Average size/ store: Red Lobster 6,962 sq ft, Olive Garden 7,685 sq ft Average capacity/ store: Red Lobster 222 seats, Olive Garden 210 seats Market Data EV/ owned store: $3.2 mm Employees: 140,700 Share Price (June 15, 2004) $ 21.25 Share Outstanding160.984 Chairman & CEO: Joe Lee; CFO: Linda Dimopoulos 52 Week Range$18.25-25.60 Equity Market Value$3,420.9 Net Debt 625.1 Enterprise Value $4,046.0 Recent Events LTM Stock Price Performance June, 2004: Red Lobster introduced “New Light House Menu” low in fat and Price ($) Volume (mm) carbs 27 10 8 May, 2004: Promoted Kim Lopdrup to President of Red Lobster from EVP, 24 6 Marketing after retirement of incumbent Phil Robinson 4 21 May, 2004: Closed 6 Bahama Breeze restaurants 2 180 Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q 6 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Landry’s Restaurants Inc. (NYSE: LNY) Houston, Texas Description Financial Statistics Established:1980; Incorporated: Delaware Fiscal years ending HistoricalLTMProjected Casual dining segment December end 2001 2002 2003 3/31/2004 2004E 2005E
Net Sales $746.6 $894.8 $1,105.8 $1,131.8 $1,215.7 $1,326.2 Second largest seafood casual dining restaurants chain % Growth 19.8% 23.6% 9.9% 9.1% Owner and operator of total of 286 restaurants: 41 Landry’s Seafood House, 138 EBITDA 85.5 107.0 130.4 139.6 156.0 171.9 Joe’s Crab Shack, 11 The Crab House, 15 Charley’s Crab, 26 Chart House; 29 % of Net Sales 11.5% 12.0% 11.8% 12.3% 12.8% 13.0% Saltgrass Steakhouse, 26 Rainforest Café and others EBIT 50.8 66.5 81.6 89.1 96.2 106.7 % of Net Sales 6.8% 7.4%7.4% 7.9% 7.9% 8.0% Located in 36 states: primarily company owned; 8 Rainforest Café international Net Income 26.9 41.545.9 49.1 57.5 64.5 stores operational of which 7 are franchisee operated % of Net Sales 3.6% 4.6% 4.2% 4.3% 4.7% 4.9% Primarily located in Texas, California and Florida Capex 73.5 115.9 162.9 NA NA NA Opened 27 new stores in FY2003; store growth of 10.4% over FY2002 Cash $31.1 $13.9 $35.2 NA NA NA Total Debt Outstanding 175.0 191.2 301.7 NA NA NA z Primary growth vehicle is Joe’s Crab Shack concept Same store sales growth was small in FY2003 over FY2002 Market Data Average store sales: $4.1 mm EV/ owned store: $3.9 mm Share Price (June 15, 2004) $ 29.04 Average size: 8,000 sq feet; Average capacity: 400 seats Share Outstanding 27.803 Employees: 25,000 52 Week Range $19.00-34.00 Chairman & CEO: Tilman Fertitta; CFO: Paul West Equity Market Value$807.4 Net Debt288.7 Enterprise Value$1,096.1 Recent EventsLTM Stock Price Performance No significant events Price ($) Volume (‘000s) 35 1,600 30 1,200 25 800 20 400 15 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q 7 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

O’Charley’s Inc. (NYSE: CHUX) Nashville, Tennessee Description Financial Statistics Established:1984; Incorporated: Tennessee Fiscal years ending HistoricalLTMProjected Casual dining segment December end200120022003 4/18/20042004E 2005E Net Sales $444.9 $499.9 $759.0 $811.7 $870.3 $966.0 Own and operate 3 concepts: O’Charley’s,Ninety Nine Restaurants & Pubs and % Growth 12.4% 51.8% 14.7% 11.0% Stoney River EBITDA 61.6 72.083.0 82.9 92.2 107.0 Total of 299 all company owned restaurants % of Net Sales 13.8% 14.4% 10.9% 10.2% 10.6% 11.1% EBIT 39.5 46.546.7 44.9 52.2 61.7 206 O’Charley’s in 16 states in South East and Mid west, 87 Ninety Nine % of Net Sales 8.9% 9.3%6.2% 5.5% 6.0% 6.4% Restaurants & Pubs in 7 North East states, 6 Stoney River in South East and Mid Net Income 17.6 26.821.3 20.1 25.2 30.3 West % of Net Sales 4.0% 5.4%2.8% 2.5% 2.9% 3.1% Opened net 33 new stores in FY2003; store growth of 11% over FY2002 Capex 73.5 69.767.6 NA NA NA Same store sales growth in FY2003 over FY2002: O’Charley’s (2.5%), Ninety Cash $6.4 $8.3$9.6 NA NA NA Nine Restaurants & Pubs 1.1% and Stoney River 1.6% Total Debt Outstanding 121.9 132.1 209.6 NA ; NA NA Average store sales: O’Charley’s $2.7 mm, Ninety Nine Restaurants & Pubs $2.8 mm and Stoney River $3.6 mm Market Data Average size/ store: O’Charley’s 6,600 sq ft, Ninety Nine Restaurants & Pubs Share Price (June 15, 2004) $ 17.50 5,800 sq ft Share Out standing 21.213 Average capacity/ store: O’Charley’s 275 seats, Ninety Nine Restaurants & Pubs 190 seats 52 Week Range $13.66-22.60 EV/ owned store: $1.9 mm Equity Market Value$371.2 Employees: 20,600 Net Debt 191.7 Chairman & CEO: Gregory Burns; CFO: A. Fitzhugh Enterprise Value $562.9 Recent Events LTM Stock Price Performance June 2004: Announced resignation of 14 year veteran William “Eddie” Hall as Price ($) Volume (‘000s) Concept President; created a Strategic Planning Group 244,000 3,000 20 2,000 16 1,000 120 Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q 8 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Outback Steakhouse Inc. (NYSE: OSI) Tampa, Florida Description Financial Statistics Established:1987; Incorporated: Delaware Fiscal years ending HistoricalLTMProjected Casual dining segment December end 2001 2002 2003 3/31/2004 2004E 2005E
Net Sales $2,127.1 $2,362.1 $2,744.4 $2,909.3 $3,331.4 $3,820.5 Operate primarily 2 concepts: Outback and Carrabba’s Italian Grill % Growth 11.0% 16.2% 21.4% 14.7% Total of 1,055 restaurants: company owned 868, affiliates 44 and franchisee 143 EBITDA 264.8 309.7 353.7 372.7 410.9 467.1 % of Net Sales 12.4% 13.1% 12.9% 12.8% 12.3% 12.2% Located in 50 states and 22 countries EBIT 200.0 236.4 268.8 282.8 307.9 352.7 825 Outback: company owned 673, affiliates 13 and franchisee 139 % of Net Sales 9.4% 10.0%9.8% 9.7% 9.2% 9.2% 148 Carabba’s: company owned 119 and affiliates 29 Net Income 124.7 150.8 170.2 176.0 193.6 221.4 % of Net Sales 5.9% 6.4%6.2% 6.0% 5.8% 5.8% Opened 100 new stores in FY2003; store growth of 9.4% over FY2002 Capex 201.0 181.8 194.8 NA NA NA Same store sales growth in FY2003 over FY2002: Outback 2.1%, Carrabba’s Cash $136.2 $208.2 $123.7 NA NA NA 1.5% Total Debt Outstanding 26.6 31.958.5 NA NA NA Average store sales: Outback $3.5 mm, Carrabba’s $3.2 mm Average size/ store: Outback 6,200 sq ft, Carrabba’s 6,600 sq ft Market Data Average capacity/ store: Outback 220 seats, Carrabba’s 230 seats Share Price (June 15, 2004) $ 43.01 EV/ owned store: $3.7 mm Share Outstanding 74.333 Employees: 69,000 52 Week Range $35.52-50.55 Chairman & CEO: Chris Sullivan; CFO: Robert Merritt Equity Market Value $3,196.9 Net Debt14.2 Enterprise Value$3,211.1 Recent Events LTM Stock Price Performance Jan, 2004: Named Paul Avery as President of OSI. Bob Basham, co-founder Price ($) Volume (‘000s) of OSI and COO, would oversee certain new concepts and serve as advisor 554,000 to Avery 50 3,000 45 2,000 40 35 1,000 300 Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q 9 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Rare Hospitality (NASD: RARE) Atlanta, Georgia Description Financial Statistics Established: 1982; Incorporated: Georgia Fiscal years ending Historical LTM Projected December end 2001 2002 2003 3/28/2004 2004E 2005E Casual dining category Net Sales $520.3 $584.5 $680.8 $717.8 $808.6 $941.4 Owner and franchisor of LongHorn Steakhouse, The Capital Grille and % Growth 12.3% 16.5% 18.8% 16.4% Bugaboo Creek Steakhouse restaurants EBITDA 69.5 79.2 91.9 97.8 107.0 127.0 Total 239 restaurants; primarily company owned restaurants % of Net Sales 13.4% 13.6% 13.5% 13.6% 13.2% 13.5% EBIT 45.4 53.6 64.0 68.7 76.791.1 194 LongHorn Steakhouse in 28 states; Avg Size: 5,400 sq feet; capacity 188 % of Net Sales 8.7% 9.2% 9.4% 9.6% 9.5%9.7% seats; Same store sales increased 4.6% in FY2003 over FY2002; Average Net Income 26.2 33.4 42.3 45.4 50.359.8 store sales: $2.7 mm % of Net Sales 5.0% 5.7% 6.2% 6.3% 6.2%6.4% 17 The Capital Grille in major metropolitan cities in US; Same store sales Capex 55.5 54.4 76.9 NA NANA increased 10.9% in FY2003 over FY2002; Average store sales: $6.5 mm Cash $26.0 $13.7 $20.5 NA NANA 26 Bugaboo Creek Steakhouse in eastern US; Avg Size: 6,400 sq feet; capacity Total Debt Outstanding 30.9 22.5 27.6 NA NA NA 230 seats; Same store sales increased 2.6% in FY2003 over FY2002; Average store sales: $3.6 mm Market Data Opened 23 new restaurants in FY2003; store growth of 10.6% Share Price (June 15, 2004) $ 26.16 EV/ owned store: $3.8 mm Share Out standing 33.983 Employees: 15,000 52 Week Range $20.52-29.46 Chairman & CEO: Philip Hickey, CFO: W. Benn Equity Market Value$889.0 Net Debt(7.3) Enterprise Value$881.6 Recent Events LTM Stock Price Performance Price ($) Volume (‘000s) No significant events 30 2,000 28 1,500 26 1,000 24 22 500 20 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q 10 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Ruby Tuesday Inc (NYSE: RI) Maryville, Tennessee Description Financial Statistics Established:1972; Incorporated: Georgia Fiscal years ending HistoricalLTMProjected Casual dining segment June end2001200220033/2/20042004E2005E Net Sales $782.6 $833.2 $913.8 $1,012.7 $1,046.2 $1,188.7 Total of 657 Ruby Tuesday restaurants: company owned 440, franchisee 217 % Growth 6.5%9.7% 14.5% 13.6% Located in 27 states and D.C.: concentrated in the South East, North East, Mid EBITDA 121.9 144.6 180.8 265.9 236.2 277.1 Atlantic and Mid West % of Net Sales 15.6% 17.4% 19.8% 26.3% 22.6% 23.3% EBIT 86.9 110.7 134.7 213.1 170.2 199.5 28 international restaurants in Asia Pacific, South and Central America % of Net Sales 11.1% 13.3% 14.7% 21.0% 16.3% 16.8% Opened net 61 new stores in FY2003; store growth of 9.3% over FY2002 Net Income 59.2 58.388.5 104.3 110.0 129.8 Same store sales growth increased by 0.5% in FY2003 over FY2002 % of Net Sales 7.6% 7.0% 9.7% 10.3% 10.5% 10.9% Capex 62.0 110.8 153.4 NA NA NA Average store sales: $2.1 mm Cash $10.6 $32.7$8.7 NA NA NA Average size/ store: 4,600 –7,000 sq ft Total Debt Outstanding 30.4 8.2 207.7 NA NA NA Average capacity/ store: 162 –300 seats EV/ owned store: $4.6 mm Market Data Employees: 33,800 Share Price (June 15, 2004) $ 28.00 Chairman & CEO: Samuel Beall; CFO: Margie Duffy Share O utstanding66.57 52 Week Range $20.87-33.00 Equity Market Value$1,863.8 Net Debt148.0 Enterprise Value$2,011.8 Recent Events LTM Stock Price Performance Apr, 2004: Added more nutritional items to its six month old “Smart Eating” Price ($) Volume (‘000s) low carb menu 364,000 Apr, 2004: First in the restaurant industry providing nutritional information in 32 3,000 the menu as per recommendations of the FDA’s Obesity Working Group 28 2,000 (“OWG”) 24 1,000 20 0 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ 11

Jack in the Box (NYSE: JBX) San Diego, California Description Financial Statistics Established:1951; Incorporated: Delaware Fiscal years ending Historical LTM Projected September end 2001 20022003 4/11/2004 2004E 2005E QSR & Casual dining segments Net Sales $1,827.1 $1,949.2 $2,031.7 $2,168.8 $2,270.8 $2,263.2 Owner and franchisor of total of 2,058 restaurants: QSR: Jack in the Box & % Growth 6.7%4.2% 11.8% (0.3%) casual dining: Qdoba Mexican Grill EBITDA 212.5 217.4 185.5 219.1 NA NA 1,947 Jack in the Box in 31 states: 1,553 company owned and 394 franchise % of Net Sales 11.6% 11.2%9.1% 10.1% operated EBIT148.3147.1 115.2144.2139.6152.5 % of Net Sales 8.1% 7.5%5.7% 6.6% 6.1% 6.7% 111 Qdoba in 22 states Net Income 84.1 83.073.6 71.4 79.8 86.7 Primarily located in southern and western US % of Net Sales 4.6% 4.3%3.6% 3.3% 3.5% 3.8% Opened 46 new Jack in Box in FY2003; store growth of 2.3% over FY2002 Capex 166.5 142.6 111.9 NA NA NA Cash $5.6 $22.4 NA NA NA Same store sales declined 1.7% in FY2003 over FY2002 Total Debt Outstanding 250.0 303.1 NA NA NA Average store sales: $1.2 mm EV/ owned store: $0.87 mm Market Data Franchisee period: 20 years; Charges royalty 5% of sales Employees: 45,730 Share Price (June 15, 2004) $ 29.82 Share Outstanding 36.490 Chairman & CEO: Robert Nugent; CFO: John Hoffner 52 Week Range $17.06-30.15 Equity Market Value$1,088.1 Net Debt 301.7 Enterprise Value $1,389.8 Recent Events LTM Stock Price Performance No significant events Price ($) Volume (‘000s) 30 3,000 25 2,000 20 1,000 15 0 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ 12

McDonald’s (NYSE: MCD) Oak Brook, Illinois Description Financial Statistics Established:1954; Incorporated: Delaware Fiscal years ending Historical LTM Projected December end 20012002 2003 3/31/2004 2004E 2005E Quick Service Restaurant Net Sales $14,870.0 $15,405.7 $17,140.5 $17,740.5 $18,368.5 $19,041.2 Total of 31,129 restaurants: company owned 8,959, affiliates 4,038 and % Growth 3.6% 11.3% 7.2% 3.7% franchisee 18,132 EBITDA 3,985.8 3,879.2 4,296.6 4,582.2 4,855.9 5,134.8 Global same store sales increased by 2.4% and USA same store sales increased % of Net Sales 26.8% 25.2% 25.1% 25.8% 26.4% 27.0% by 6.4% for FY2003 over FY2002 EBIT 2,899.5 2,828.4 3,148.4 3,424.0 3,647.8 3,927.2 % of Net Sales 19.5% 18.4% 18.4% 19.3% 19.9% 20.6% 162 net additions to stores in FY2003; unit growth of less than 1% over FY2002 Net Income 1,636.6992.1 1,508.2 1,655.5 2,164.6 2,343.4 % of Net Sales 11.0%6.4% 8.8% 9.3% 11.8% 12.3% Average store sales: $1.5 mm Capex 1,906.2 2,003.8 1,307.4 NA NA NA EV/ owned store: $4.7 mm Cash $418.1 $330.4 $492.8 NA NA NA Employees: 418,000 Total Debt Outstanding 8,918.0 9,979.4 9,730.5 NA NA NA President & CEO: Charlie Bell; CFO: Matthew Paul Market Data
Share Price (June 15, 2004) $26.68 Share Outstanding1,259.408 52 Week Range $20.40-29.98 Equity Market Value$33,601.0 Net Debt 9,481.3 Enterprise Value $43,082.3 Recent Events            LTM Stock Price Performance May, 2004: Reported highest comparable year to date May sales in 20 years: Price ($) Volume (mm) increased 9.2% over the corresponding period 3025 28 20 May, 2004: Class action suit filed against McDonald’s for failing to disclose 26 15 under performance of its restaurants and misrepresenting information in 2002 24 10 and 2003 22 5 Apr, 2004: Chairman and CEO Jim Cantalupo died suddenly from an heart 20 0 attack            Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 13 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Sonic Corp. (NASD: SONC) Oklahoma City, Oklahoma Description Financial Statistics Established:early 1950s; Incorporated: Delaware Fiscal years ending Historical LTM Projected August end 2001 2002 2003 2/29/2004 2004E 2005E Quick Service Restaurant Net Sales $330.6 $400.2 $445.0 $488.0 $527.2 $592.9 Total of 2,706 drive in restaurants: 497 company owned and 2,209 franchisee % Growth 21.1% 11.2% 18.5% 12.5% operated EBITDA 104.7 124.5 132.2 128.3 131.3 143.6 Same store sales declined marginally in FY2003 over FY2002 % of Net Sales 31.7% 31.1% 29.7% 26.3% 24.9% 24.2% EBIT 80.8 98.4 103.0 97.6 104.5 121.3 159 new additions to stores in FY2003; unit growth of 5.8% over FY2002 % of Net Sales 24.4% 24.6% 23.1% 20.0% 19.8% 20.5% Net Income 39.0 47.7 52.3 56.2 61.9 73.0 Average store sales: $0.8 mm % of Net Sales 11.8% 11.9% 11.8% 11.5% 11.7% 12.3% EV/ owned store: $3 mm Capex 61.5 50.6 54.4 NA NA NA Employees: 288 full time Cash $7.0 $9.0 $13.2 NA NA NA Chairman & CEO: J. Hudson; CFO: W. McLain Total Debt Outstanding 122.9 122.4 167.5 NA NA NA Market Data
Share Price (June 15, 2004) $ 22.87 Share Outstanding59.36 52 Week Range$15.43-25.18 Equity Market Value $1,357.5 Net Debt 155.2 Enterprise Value $1,512.7 Recent Events            LTM Stock Price Performance June, 2004: SONC announced acquisition of 22 franchisee stores in Price ($) Volume (‘000s) Colorado 27 3,000 2,500 Apr, 2004: Declared three for two stock split to make the market price more 24 2,000 attractive for investors and increase liquidity 21 1,500 1,000 Mar, 2004: Committee of Independent Directors cleared the Chairman of the 18 500 alleged conflict of interest. J. Hudson, who is also the Chairman, Oklahoma 15 0 City Public Schools was alleged to have favored Sonic’s business partner, Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 Sodexho for a contract to serve the schools 14 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Wendy’s International (NYSE: WEN) Dublin, Ohio Description Financial Statistics Established 1969; Incorporated: Ohio Fiscal years ending Historical LTM Projected Quick Service Restaurant and casual dining category December end 2001 2002 2003 3/28/2004 2004E 2005E Net Sales $2,391.2 $2,730.0 $3,148.9 $3,289.6 $3,616.7 $3,915.5 Owner of 3 concepts: Wendy’s, Tim Horton’s and Baja Fresh % Growth 14.2% 15.3% 14.9% 8.3% Total of 6,481 Wendy’s restaurants: 1,465 company owned and 5,016 franchisee EBITDA 452.9 531.0 561.2 607.7 649.7 708.8 operated % of Net Sales18.9% 19.5% 17.8% 18.5% 18.0% 18.1% EBIT 329.6 388.3 418.4 433.1 469.2 512.8 Total of 2,527 Tim Horton’s restaurants: 2,343 in Canada and 184 in US. Only 57 % of Net Sales 13.8% 14.2% 13.3% 13.2% 13.0% 13.1% were company operated Net Income 193.6 218.8 236.0 244.9 273.5 302.7 Total of 283 Baja Fresh’s Mexican Grill restaurants: 132 company owned and % of Net Sales 8.1% 8.0% 7.5% 7.4% 7.6% 7.7% 151 franchisee operated Capex 275.7 301.0 330.8 NA NA NA Cash $111.1 $171.9 $171.2 NA NA NA Located in US and 21 other countries Total Debt Outstanding 655.4 686.5 743.5 NA NA NA 597 new additions to stores in FY2003; unit growth of 9.2% over FY2002 Market Data Average same store sales growth in FY2003 over FY2002: Wendy 1%, Horton’s 4.7%, Baja Fresh (4.6%) Share Price (June 15, 2004) $ 35.81 Average store sales: Wendy $1.3 mm Share Outstanding114.076 Average size/ store: Wendy 2,100 sq ft, Horton’s 2,000 sq ft 52 Week Range$27.37-42.75 EV/ owned store: $2.8 mm Equity Market Value$4,085.1 Employees: 53,000 Net Debt569.2 Chairman & CEO: John Schuessler; CFO: Kerii Anderson Enterprise Value$4,654.3 Recent Events LTM Stock Price Performance June, 2004: Completed renovation of chain of 42 Bess Eaton restaurants in Price ($) Volume (mm) New England to Horton’s. These were acquired about 2 months ago. 45 5 40 4 June, 2004: Sally Webshire appointed COO of Baja Fresh 3 35 2 30 1 250 Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q 15 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ

Yum Brands (NYSE: YUM) Louisville, Kentucky Description Financial Statistics Established in 1997 by spin off from Pepsi; Incorporated: North Carolina Fiscal years ending Historical LTM Projected Quick Service Restaurant December end 200120022003 3/20/2004 2004E 2005E Net Sales $6,953.0 $7,757.0 $8,380.0 $8,548.0 $8,929.2 $9,492.5 Owns 5 concepts: KFC, Pizza Hut, Taco Bell, Long John Silver (“LJS”) and All % Growth 11.6%8.0% 6.6% 6.3% American Food (“A&W”) EBITDA 1,220.0 1,375.0 1,471.0 1,546.0 1,586.0 1,699.2 Total of 33,199 restaurants: company owned 7,854, affiliates 1,512 and % of Net Sales 17.5% 17.7% 17.6% 18.1% 17.8% 17.9% franchisee 21,471 and licensees 2,362 EBIT886.0 1,005.0 1,070.01,137.01,156.9 1,275.2 % of Net Sales 12.7% 13.0% 12.8% 13.3% 13.0% 13.4% Over 33,000 units in 100 countries including US includes 2,345 multi branded Net Income 492.0583.0618.0 642.0 701.2 777.2 “2n1” and “3n1” % of Net Sales 7.1%7.5%7.4% 7.5% 7.9% 8.2% Capex 636.0760.0663.0 NA NA NA KFC: US 5,524 and international 7,354; Pizza Hut: US 7,523 and international 4,560; Taco Bell: US 5,989 and international 249; LJS: US 1,024 and Cash $145.0 $157.0 $207.0 NA NA NA international 31; A&W: US 576 and international 183 Total Debt Outstanding 2,248.0 2,445.0 2,066.0 NA & nbsp; NA NA 275 net new additions to stores in FY2003; unit growth of about 1% over FY2002 Market Data Average same store sales growth in FY2003 over FY2002 was negligible in US stores and 14% internationally Share Price (June 15, 2004) $ 37.38 Share Outstanding 289.406 Average store sales: $0.9 mm EV/ owned store: $1.6 mm 52 Week Range $28.38-40.16 Equity Market Value $10,818.0 Employees: 265,000 Net Debt 1,917.0 Chairman & CEO: David Novak; CFO: David Deno Ente rprise Value $12,735.0 Recent Events LTM Stock Price Performance Feb, 2004: Pizza Hut became first national pizza company to launch pre Price ($) Volume (mm) packaged salads 405 4 36 3 2 32 1 28 0 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q Jul-03 Sep-03 Nov-03 Dec-03 Feb-04 Apr-04 Jun-04 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 4) Capital IQ 16

Small Cap Peers

Back Yard Burgers (NASD: BYBI) Memphis, Tennessee Description            Financial Statistics Established: 1986; Incorporated: Delaware Fiscal years ending            Historical            LTM            Projected December end 2001 20022003 4/3/2004 2004E 2005E QSR dining category Net Sales $31.1 $34.7$38.8 $39.7 NA            NA Owner and franchisor of Back Yard Burger restaurants % Growth 11.4% 11.9% 132 Back Yard Burger restaurants operating in 17 states including 42 company            EBITDA 3.64.8 4.34.4 NANA            owned and 90 franchise operated respectively; primarily in South eastern United % of Net Sales 11.4% 13.8% 11.1% 11.1% States            EBIT 2.2 2.82.5 2.5 NA            NA % of Net Sales 7.0% 8.1%6.4% 6.3% Opened 13 restaurants in FY2003; store growth of 10.9% over FY2002 Net Income 1.0 1.51.4 1.4 NA            NA z Plans to increase total number to 208 by 2013 % of Net Sales 3.3% 4.3% 3.6% 3.4% Same store sales increased 2.6% in FY2003 over FY2002 Capex 2.8 4.93.3 NA            NA            NA Average store sales: $0.8 mm            Cash $1.7 $1.4$2.3 NA            NA            NA Total Debt Outstanding 5.2 5.95.4 NA            NA            NA EV/ owned store: $3.14 mm Average size: 820-4200 sq ft Market Data Franchisee agreement period 10 years with renewal option for another 5 years Share Price (June 15, 2004) $ 5.85 Charges royalty fee of 4% and advertising contribution of 3% of sales respectively Share Out standing4.832 Employees: 1,000 52 Week Range$4.50-9.98 Chairman & CEO: Lattimore Mitchell; CFO: Michael Webb Equity Market Value$28.3 Ne t Debt2.5 Enterprise Value$30.8 Recent Events            LTM Stock Price Performance May 2004: Terminate Development Agreement with Yum to open multi brand Price ($) Volume (‘000s) restaurants which was signed in 2002 150 8 100 Dec 2003: Signs 6 new agreements for development of 53 additional stores over 7 years 6 50 4 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) No First call estimates available 18

Buffalo Wild Wings (NASD: BWLD) Minneapolis, Minnesota Description Financial Statistics Incorporated: Minnesota corporation Fiscal years ending HistoricalLTMProjected December end 2001 20022003 3/28/20042004E 2005E Both QSR and casual dining Net Sales $74.6 $96.1 $126.5$137.1$164.2 $207.1 Owner and franchisor of Buffalo Wild Wings restaurants % Growth 28.9% 31.6%29.8% 26.1% 256 Buffalo Wild Wings restaurants operating in 30 states including 88 company EBITDA 9.011.5 14.917.019.826.7 owned and 168 franchise operated respectively % of Net Sales12.1% 12.0% 11.8%12.4%12.1% 12.9% EBIT 4.9 6.07.99.610.615.1 z 76 of these are located in Ohio % of Net Sales 6.6% 6.2%6.2%7.0%6.5%7.3% Opened 15 company owned and 36 franchisee restaurants in FY 2003; store Net Income 2.7 3.14.55.87.09.2 growth of 24.9% over FY2002 % of Net Sales3.6%3.2%3.6%4.2%4.3%4.5% Capex 6.4 9.610.7NANANA z Long term focus to become a chain of 1,000 restaurants. Plans to open 20 company owned and 45 franchisee restaurants Cash $6.0 $52.0 NA NA NA Same store sales increased 5.2% in FY2003 over FY2002 Total Debt Outstanding 9.40.0NANANA Alcoholic beverages comprise 29.9% of sales. Chicken wings constitute 29% of Market Data sales; 11% of the revenues is from royalties earned from franchises Average store sales: $1.5-1.8 mm Share Price (June 15, 2004) $ 27.71 EV/ owned store: $2.21 mm Share Outstanding 8.434 Average size: 5,500 sq ft 52 Week Range $17.00-34.82 Employees: 3,380 people Equity Market Value $233.7 Charges royalty fee of 5% and advertising contribution of 3% of sales Net Debt (41.1) respectively Enterprise Value $192.6 President and CEO: Sally Smith; CFO: Mary Twinem Recent Events LTM Stock Price Performance June, 2004: Announces restricted stock grants to 50 management Price ($) Volume (‘000s) employees 35 3,000 Nov 2003: IPO of BWLD 30 2,000 25 1,000 20 0 Note: 1) All fig in $million other than stock price 2) Source: Company 10K/10Q Nov-03 Dec-03 Jan-04 Mar-04 Apr-04 May-04 Jun-04 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 19

Champps Entertainment Inc. (NASD: CMPP) Littleton, Colorado Description Financial Statistics Established: 1984; Incorporated: Delaware Fiscal years ending Historical LTM Projected June end 2001 20022003 3/28/2004 2004E 2005E Casual dining category Net Sales $133.3 $158.5 $180.7 $204.4 $211.8 $244.8 Owner and franchisor of Champps restaurants % Growth 18.9% 14.0% 17.2% 15.6% 56 Champps restaurants operating in 21 states including 44 company owned EBITDA 13.2 13.814.4 18.5 20.1 23.4 and 12 franchise operated respectively % of Net Sales 9.9% 8.7% 8.0% 9.0% 9.5% 9.6% EBIT 7.6 7.46.3 8.8 7.0 10.8 Opened 7 new restaurants in FY2003; store growth of 14.3% over FY2002 % of Net Sales 5.7% 4.7%3.5% 4.3% 3.3% 4.4% z Open 6-8 restaurants in 2004 Net Income 13.5 5.1 2.9 4.3 5.7 7.5 25-30% of these restaurants will be opened in new markets % of Net Sales 10.2% 3.2%1.6% 2.1% 2.7% 3.1% z Capex 15.2 17.324.5 NA NA NA Same store sales decreased 1.6% in FY2003 over FY2002 Cash $1.3 $4.6$5.1 NA NA NA Average store sales: $4.9 mm Total Debt Outstanding 15.8 21.828.6 NA NA NA EV/ owned store: $3.1 mm Average store size: 7,500-12,000 sq ft; capacity: 217-360 seats Market Data Alcoholic beverages: 20.5% of sales
Share Price (June 15, 2004) $ 9.15 Employees: 5,270 Share Outs tanding12.946 Chairman & CEO: William Baumhauer; CFO: Fredrick Dreibholz 52 Week Range$4.50-9.98 Equity Market Value$118.5 Net Debt 17.9 Enterprise Value $136.4 Recent Events            LTM Stock Price Performance June, 2004: Named as among the “Hot Growth Companies” by Business Price ($) Volume (‘000s) Week 10 3,000 8 2,000 6 1,000 4 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 20

Checkers Drive in Restaurants (NASD: CHKR) Tampa, Florida Description            Financial Statistics Established: 1986; Incorporated: Delaware Fiscal years ending            Historical            LTM            Projected QSR dining category December end 2001 20022003 3/22/2004 2004E 2005E Net Sales $161.6 $179.0 $190.3 $190.2 $189.5 $204.8 Owner and franchisor of Checkers and Rally’s Hamburgers restaurants % Growth 10.8%6.3% (0.4%) 8.1% 784 restaurants operating in 25 states & District of Columbia including 222 EBITDA 15.5 13.722.8 23.5 25.9 28.6 company owned and 562 franchise operated respectively % of Net Sales 9.6% 7.6% 12.0% 12.4% 13.7% 14.0% EBIT 6.4 (0.6)15.6 16.2 18.7 19.8 405 Checkers in 20 states; 379 Rally’s in 17 states % of Net Sales 4.0% (0.4%) 8.2% 8.5% 9.9% 9.7% No net additions of restaurants in FY2003 Net Income 3.7 (2.2)8.7 9.3 10.8 13.7 % of Net Sales 2.3% (1.2%) 4.6% 4.9% 5.7% 6.7% Same store sales increased 7.6% in FY2003 over FY2002 Capex 4.9 7.512.6 NA            NA            NA Average store sales: $0.74 mm Cash $10.6 $18.1 $17.7 NA            NA            NA EV/ owned store: $0.68 mm Total Debt Outstanding 36.9 31.028.0 NA            NA            NA Average size: 760-980 sq ft Franchisee period: 20 years Market Data Charges royalty fee of 4% of sales Share Price (June 15, 2004) $ 10.79 Employees: 4,300 Share Outstanding12.916 CEO & President: Keith Siroris; CFO: S. Plumley 52 Week Range$8.15-12.70 Equity Market Value$139.4 Net Debt 10.6 Enterprise Value $150.0 Recent Events            LTM Stock Price Performance Price ($) Volume (‘000s) May 2004: Increases repurchase program by 0.5 mm shares. In March, 2003, 14 1,500 CHKR had announced 1.2 mm share repurchase program in open market or privately negotiated transactions 121,000 10 500 8 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15 2004 4) IBES estimates 2004 & 2005 21

Famous Dave’s America Inc (NASD: DAVE) Eden Prairie, Minnesota Description Financial Statistics Established:1994; Incorporated: Minnesota Fiscal years ending Historical LTM Projected Casual dining segment December end 2001 20022003 3/28/2004 2004E 2005E Net Sales $87.7 $90.8 $97.7 $97.4 $95.6 $102.1 Owner and franchisor of Famous Dave; 3 different style restaurants: % Growth 3.6%7.6% (2.2%) 6.8% “Northwood” style lodge, “shack” & Blues Club EBITDA 10.4 8.26.1 8.7 NA NA 92 Famous Dave restaurants operating in 23 states including 38 company % of Net Sales 11.9% 9.0%6.2% 8.9% owned and 54 franchise operated respectively. Plans to develop another 163 EBIT 6.0 3.6 1.2 4.0 6.0 8.2 franchisees % of Net Sales 6.8% 3.9% 1.3% 4.1% 6.2% 8.0% Net Income 8.0 (1.5)(0.6) (3.1) 2.5 3.9 Opened 19 new stores in FY2003; store growth of 26% over FY2002 % of Net Sales 9.1% (1.6%) (0.6%) (3.2%) 2.6% 3.8% Same store sales decreased 3% in FY2003 over FY2002 Capex 6.2 9.54.3 NA NA NA Average store sales: $2.3 mm Cash $7.4 $9.5 $10.0 NA NA NA Total Debt Outstanding 16.2 18.417.7 NA NA NA EV/ owned store: $2.74 mm Average store size: 5,100-5,900 sq ft; capacity: 150-270 seats Market Data Average guest check: $13 Charges royalty of 5% of sales Share Price (June 15, 2004) $ 7.75 Employees: 2,100 Share Outstanding 12.680 President & CEO: David Gornkin; CFO: Diana Purcel 52 Week Range $3.90-9.10 Equity Market Value $98.3 Net Debt6.1 Enterprise Value$104.3 Recent Events LTM Stock Price Performance June 2004: Repurchased 0.2 mm shares from founder & former Chairman, Price ($) Volume (‘000s) Dave Anderson at a $7.8/share at 5% discount to market price 9 600 8 May 2004: Enters into franchisee agreements for 9 restaurants in Wichita, 400 7 Kansas and Oklahoma; Announces share repurchase program through open 6 market or privately negotiated transactions 200 5 Jan, 2004: Enters nine store development agreement with Concord B Que 4 0 corp Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 22 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q 3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005

Main Street & Main Inc. (NASD: MAIN) Phoenix, Arizona Description Financial Statistics Established: 1988; Incorporated: Delaware Fiscal years ending Historical LTM Projected Casual dining category; Franchisee of TGIF;Owner of restaurant chains: December end 2001 2002 2003 3/29/2004 2004E 2005E Bamboo Club, Redfish Seafood Net Sales $211.8 $220.2 $224.5 $226.0 NA NA % Growth 3.9% 2.0% Current total of 71 restaurants in 11 states; Arizona, Nevada, Kansas, California, New Mexico, Florida, Missouri, Ohio, Illinois, North Carolina and EBITDA 16.2 13.0 13.6 14.5 NA NA % of Net Sales 7.6% 5.9% 6.1% 6.4% Pennsylvania EBIT 6.5 4.6 4.6 4.9 NA NA World’s largest franchisee of TGIF with 54 restaurants % of Net Sales 3.1% 2.1% 2.1% 2.2% Owns and operates 12 Bamboo Club Bistro & 4 Redfish Seafood restaurants, Net Income (0.1) (8.6) 0.1 0.1 NA NA Pacific rim and New Orleans cuisine respectively % of Net Sales(0.1%) (3.9%) 0.0% 0.1% Operates under license Alice Cooper in Cleveland Capex 14.0 18.5 10.3 NA NA NA Opened 5 new stores in FY2003; store growth of 7.5% over FY2002; Same Cash $9.5 $5.6 $4.6 NA NA NA store sales increased 1.1% in FY2003 over FY2002 Total Debt Outstanding 50.2 55.5 51.7 NA &nbs p; NA NA Average store Sales: TGIF: $3.4 mm; Bamboo: $2.4 mm; Redfish: $2.2 mm Market Data EV/ owned store: $1.1 mm TGIF: Average store size: 7,000 sq ft; capacity: 210 seats plus 30 bar seats Share Price (June 15, 2004) $ 1.98 Redfish: Average store size: 6,500 sq feet; capacity: 250 seats plus 25 bar Share Outstanding 14.642 seats 52 Week Range $1.65-4.45 TGIF requires advertising contribution of 4% of MHG sales Equity Market Value $29.0 Alcoholic beverages constitute 25% & 36% of revenues in TGIF & other Net Debt 45.7 restaurants respectively Enterprise Value $74.7 Employees: 5,400; Management: CEO: William Schrader; CFO: Michael Garnreiter Recent Events LTM Stock Price Performance April 1, 2004: President, William Schrader succeeds Bart Brown as CEO of Price ($) Volume (‘000s) the firm 4 1,000
3 800 600 3 400 2 200 2 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) No First call estimates available 23

Meritage Hospitality Group Inc. (AMEX: MHG) Grand Rapids, Michigan Description            Financial Statistics Established: 1996; Incorporated: Michigan Fiscal years ending            Historical            LTM            Projected Both QSR and casual dining restaurants categories November end 2001 2002 2003 2/29/2004 2004E 2005E Net Sales $38.4 $46.0 $48.5 $50.0 NA            NA Franchisee of: Wendy’s & O’Charley’s % Growth 19.8% 5.6% Current total of 47 restaurants in Western and Southern Michigan            EBITDA 3.1 5.1 4.9 5.0 NA            NA % of Net Sales 8.2% 11.2% 10.1% 9.9% Operates 47 Wendy’s ; 75% of the properties owned by the company EBIT 1.2 2.5 1.9 1.9 NA            NA Opened 3 new stores in FY2003; store growth of 6.8% over FY2002. % of Net Sales 3.1% 5.5% 3.8% 3.7% Same store sales declined 6.9% in FY2003 over FY2002 Net Income (0.2) 0.3 (0.7) (0.7) NA            NA % of Net Sales (0.6%) 0.7% (1.4%) (1.4%) Average store sales: $1.04 mm Capex 11.4 11.9 6.2 NA            NA            NA EV/ owned store: $1.24 mm Cash $1.7 $0.9 $0.8 NA            NA            NA Average store size: 2,300 sq ft; seating: 90-130 Total Debt Outstanding 24.2 32.3 35.6 NA            NA            NA Franchisee period: 23-29 years with renewable option Market Data Requires advertising contribution of 4% of MHG sales Becoming the first franchisee for O’Charley’s Inc., a casual dining chain which Share Price (June 15, 2004) $ 4.96 operates in South East and Mid west Share Outstanding 5.513 Employees: 1,700 52 W eek Range $4.02-5.28 Management: CEO: Robert Schermer; CFO: William Badgerow Equity Market Value $27.3 Net Debt 30.9 Enterprise Value$58.3 Recent Events            LTM Stock Price Performance Dec 2003: Became O’Charley’s franchisee; executes exclusive multi-store Price ($) Volume (‘000s) development agreement; Agreement requires MHG to open 15 restaurants 6 60 over the next 7 years 5 40 5 20 4 4 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) No First call estimates available 24

Morgan’s Foods (AMEX: MR) Beachwood, Ohio Description Financial Statistics Incorporated: Ohio Fiscal years ending Historical LTM Projected QSR category February end 2002 20032004 2/29/2004 2005E 2006E
Net Sales $84.9 $82.3 $81.7 $81.7 NA            NA Franchisee of KFC, Taco Bell and Pizza Hut % Growth (3.1%) (0.7%) Current total of 102 restaurants in 6 states: 16 Ohio; 60 Pennsylvania; 15 EBITDA 9.82.9 7.97.9 NA            NA            Missouri; 2 Illinois; 7 W Virginia; 2 NY % of Net Sales 11.5% 3.5% 9.7% 9.7% EBIT 5.9 4.14.3 4.3 NA            NA 75 KFC, 7 Taco Bell, 15 KFC/Taco Bell, 3 Taco Bell/Pizza Hut and 2 % of Net Sales 7.0% 5.0%5.2% 5.2% KFC/Pizza Hut two-in-ones Net Income 0.8 (0.6)(0.7) (0.7) NA            NA No new restaurants opened in FY2004 % of Net Sales 1.0% (0.8%) (0.8%) (0.8%) Capex 0.9 2.11.2 NA            NA            NA Same store sales declined 1.2% in FY2004 over FY2003 Cash $4.9$4.7 NA            NA            NA Average store sales: $0.8 mm Total Debt Outstanding 49.1 49.346.6 NA            NA            NA EV/ owned store: $0.46 mm KFC: Royalty 4% and advertising spend of 5.5% of gross revenues Market Data Taco Bell & Pizza Hut: Royalty 5.5% and advertising spend of 4.5% of gross revenues            Share Price (June 15, 2004) $ 1.65 Franchisee period: 20 years            Share Outstanding 2.724 Employees: 1,900 52 Week Range $1.30-2.50 Chairman & CEO: Leonard Stein-Stapir, CFO: Kenneth Hignett            Equity Market Value $4.5 Net Debt 42.2 Enterprise Value $46.7 Recent Events            LTM Stock Price Performance No significant events Price ($) Volume (‘000s) 3 40 3 30 2 20 2 10 1 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) No First call estimates available 25

Worldwide Restaurant Concepts, Inc. (NYSE: SZ) Sherman Oaks, California Description Financial Statistics Established: 1991; Incorporated: Delaware Fiscal years ending Historical LTM Projected April 30 20012002 2003 2/1/2004 2004E 2005E
Both casual dining and QSR categories Net Sales $245.3 $267.2 $293.5 $330.8 $345.3 $364.9 Owner and franchisor of Sizzler and Pat & Oscar; also KFC franchisee % Growth 8.9% 9.8% 17.6% 5.7% Operates and franchises 317 Sizzler restaurants in Australia, NZ, Asia, Latin EBITDA 16.7 17.3 24.4 25.0 NA NA            America & USA; 231 in 17 states in US: 64 owned and 167 franchisee % of Net Sales 6.8% 6.5% 8.3% 7.6% operated; 13 franchisee in Latin America; 29 owned in Australia & NZ; 44 EBIT 7.4 7.9 13.0 12.6 11.2 15.0 franchisee in Asia % of Net Sales 3.0% 3.0% 4.4% 3.8% 3.2% 4.1% Net Income 2.7 4.57.75.43.97.6 z Average store size: 5,500 sq ft; capacity: 150-200 seats; Average store % of Net Sales 1.1% 1.7%2.6%1.6%1.1%2.1% sales: $0.454 mm; Same store sales declined 1.8% in US over FY2002 Capex 18.9 11.816.5NANANA Acquired 21 Pat & Oscar’s restaurants in 2000 in South California & Arizona Cash $17.8 $28.0$28.4NANANA z Average store size: 6,000 sq ft; capacity: 200-250 seats; Average store            Total Debt Outstanding 26.0 29.3 25.4 NA            NA            NA            sales: $2.3 mm; Same store sal es declined 3.2% over FY2002 Operates 110 KFC restaurants only in Australia Market Data z Average store size: 1,875-2,250 sq ft; capacity: 20-65 seats Share Price (June 15, 2004) $ 3.25 z Franchise period: 1-16 years Share Outstanding 28.130 z Average store sales: $0.93 mm; Same store sales increased 8% 52 Week Range $2.58-4.01 z Average guest check: $5.75 Equity Market Value $91.4 Revenue Mix: Sizzler 49%; KFC: 35%; Pat & Oscar: 16% Net Debt 13.9 EV/ owned store: $0.47 mm Enterprise Value $105.3 Employees: 8,450; President & CEO: Charles Boppell; CFO: Keith Wall Recent Events            LTM Stock Price Performance May, 2004: Opens new “showcase” Sizzler restaurant in Northern California Price ($) Volume (‘000s) 4 800 May, 2004: Opens new Pat & Oscar restaurant in San Bernardino, California 4 600 3 400 3 200 2 0 Jun-03 Aug-03 Oct-03 Dec-03 Feb-04 Apr-04 Jun-04 Note: 1) All fig in $ million other than stock price 2) Source: Company 10K/10Q
3) Factset Closing Stock Price as of June 15, 2004 4) IBES estimates 2004 & 2005 26

Large Cap Research

Large Cap Research Applebee’s International, Inc. (NASD: APPB) Stock Price (June 15, 2004) $25.53 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS June 2004 comparable store sales growth best in the industry 12 month Upside/(Downside) Firm Date Recommendation Target Price to Stock Price z Ribs continue to perform while new Weight Watchers menu contributes CSFB July 6, 2004 Outperform $32.00 25.3% additional revenues RBC Capital Markets June 29, 2004 Sector Perform 29.00 13.6 Carside-To-Go initiative continues to grow and now contributes about 9% of Oppenheimer June 22, 2004 Buy 32.00 25.3 revenues CIBC World Markets May 25, 2004 Sector Outperformer 28.00 9.7 Fixed price contracts expected to limit the adverse effect of increase in commodity UBS May 25, 2004 Buy 31.33 22.7 prices Average Target Price $30.47 19.3% Note: Price targets adjusted for dates prior to three for two split on June 16, 2004 Brinker International Inc. (NYSE: EAT) Stock Price (June 15, 2004) $35.76 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Weaker than expected Chili’s May, 2004 comparable store sales growth. Chili’s 12 month Upside/(Downside) weak sales are partly due to Applebee’s competition, decreased advertising and Firm Date Recommendation Target Price to Stock Price heavy rain in key markets UBS June 3, 2004 Buy 2 $43.00 20.2% However, Chili’s is expected to be a strong player on a long term basis with CIBC World Markets June 3, 2004 Sector Performer 40.00 11.9 competitive pricing, diverse menu, popular family dining location and strong CSFB June 2, 2004 Neutral 34.00 (4.9) curbside-to-go initiative JPMorgan June 2, 2004 Overweight NA NA Smith Barney June 2, 2004 Hold 43.00 20.2 Chili’s as a youthful brand continues to appeal to younger demographics Average Target Price $40.00 11.9% Chili’s has the potential to add about 600 units in US markets Positioned well to capitalize on the low “carb” trend Macaroni Grill continues to struggle with decline in comparable store sales Expected to conduct a stock repurchase with the recently issued $300 mm of senior debt and $100 mm of cash balances 28 Sources: 1) Wall Street Research estimates

Large Cap Research Darden Restaurants, Inc. (NYSE: DRI) Stock Price (June 15, 2004) $21.25 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Ongoing efforts to stem declining comparable store sales at Red Lobster. However, 12 month Upside/(Downside) turn around is still estimated to be a few quarters away Firm Date Recommendation Target Price to Stock Price RBC Capital Markets June 24, 2004 Outperform $33.00 55.3% Recent deceleration in Olive Garden comparable store sales has compounded CIBC World Markets June 23, 2004 Sector Underperformer 25.00 17.6 worries Piper Jaffray June 23, 2004Underperform19.00 (10.6) Bahama Breeze’s new lunch foods selection have positively impacted same store Prudential June 23, 2004 Neutral 24.00 12.9 sales for three consecutive quarters Smith Barney June 22, 2004 Hold 26.00 22.4 Strong profit growth from better margins due to decline in sea food costs and tighter Average Target Price $25.40 19.5% control of SG&A Expenses from the opening of 30-40 new Smokey Bones stores in 2005 will put pressure on earnings Landry’s Restaurants Inc. (NYSE: LNY) Stock Price (June 15, 2004) $29.04 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS LNY has been quoted by one of the analysts to be a “A Recipe for success” 12 month Upside/(Downside) Firm Date Recommendation Target Price to Stock Price Highest comparable store sales growth among its peers Oppenhiemer April 28, 2004Buy $39.00 34.3% SG Cowen & CoApril 28, 2004Strong Buy NANA Solid execution strategy leading to increase in store margins Trades as lower P/E multiple relative to peers Margins have not been hurt by commodity costs Average Target Price $39.00 34.3% z Its seafood concepts took advantage of historically low shrimp costs in Q1 2004 Sources: 1) Wall Street Research estimates 29

Large Cap Research O’Charley’s Inc. (NASD: CHUX) Stock Price (June 15, 2004) $17.50 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS “To Go” sales continue to be strong 12 month Upside/(Downside) Firm Date Recommendation Target Price to Stock Price New “Bold Flavor” promotional initiatives, including new menu items, and Combo Morgan Keegan June 29, 2004 Market perform NA NA pricing may benefit sales in the near future and offset higher food costs (a) Wachovia Securities June 25, 2004Outperform $22.00 25.7% Continued rise in food costs, particularly chicken, may adversely impact earnings Raymond James June 25, 2004Strong Buy 25.00 42.9 Oppenheimer June 25, 2004 Neutral NA &nb sp; NA William Hall, president of CHUX, resigned on June 25, 2004 Average Target Price $23.50 34.3% (a): Value for target price is the midpoint of a $21-$23 range presented in the research report Outback Steakhouse (NYSE: OSI) Stock Price (June 15, 2004) $43.01 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS
Outback concept comparable store sales growth below expectations in May 2004 12 month Upside/(Downside) Firm Date Recommendation Target Price to Stock Price Secondary concept, like Carrabba’s, trends were sluggish as well in May 2004 SG Cowen July 1, 2004Buy NANA Sales growth of other smaller concepts was impressive CIBC World Markets July 1, 2004 Sector Outperformer $50.0016.3% JPMorgan July 1, 2004 Neutral NA NA Higher absolute check sold to a middle income consumer makes it more susceptible CSFB July 1, 2004Neutral 39.00(9.3) to increase in gas prices Smith Barney April 20, 2004Hold 51.0018.6 Outback concept may benefit from low “carb” trend as it favors proteins (like steak) Average Target Price $46.678.5% although the trend may be adverse for Carrabba Sources: 1) Wall Street Research estimates 30

Large Cap Research Rare Hospitality Group (NASD: RARE) Stock Price (June 15, 2004) $26.16 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Comparable store sales growth continues to be the best among casual dining 12 month Upside/(Downside) Firm Date Recommendation Target Price to Stock Price Low “carb” diets are helping to increase average beef consumption at RARE Prudential June 13, 2004Overweight $32.0022.3% concepts RBC Capital Markets June 2, 2004Outperform 32.00 (a) 22.3 Controlled spending has helped offset rising food costs. Hedged against chicken Wachovia April 22, 2004 Market Perform 28.509.0 and pork prices till end of 2004 SG Cowen April 22, 2004 Buy NA NA Raymond James April 22, 2004 Market Perform NANA Key productivity metrics at Long Horn stores are improving, including average sales, operating margins and return on equity Average Target Price $30.83 17.9% Operationally focused, conservative and proven management team who have had (a): Value for target price is the midpoint of a $27-$30 range presented in the research report experience in turning around the company Ruby Tuesday (NYSE: RI) Stock Price (June 15, 2004) $28.00 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Strong margin performance in Q1 2004 due to tighter cost controls and higher Curb 12 month Upside/(Downside) Side To-Go sales Firm Date Recommendation Target Price to Stock Price Morgan Keegan June 3, 2004 Outperform NANA Roll out of expanded “Smart Eating” Initiatives: additional menu offerings coupled with nutritional information on all items in the menu Legg Mason April 30, 2004Buy $39.00 39.3% Bear Stearns April 7, 2004 Peer Perform New marketing team has launched initiatives to strengthen marketing and operating SG Cowen April 7, 2004 Accumulate systems Launched Curb Side To Go in fall 2003. This segment has grown rapidly to about Av erage Target Price $39.00 39.3% 6% of current sales More potential for comparable store sales growth particularly from pricing and ramp up of to-go sales Steady increase in number of stores especially franchisee operated stores Sources: 1) Wall Street Research estimates 31

Large Cap Research Jack in the Box Inc. (NYSE: JBX) Stock Price (June 15, 2004) $29.82 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Recent efforts to reposition the brand through food, service and facility initiatives 12 month Upside/(Downside) are expected to drive earnings growth to about 15% over the next 3-5 years Firm Date Recommendation Target Price to Stock Price RBC Capital Marketes May 13, 2004 Outperform $42.00 40.8% New, healthy menu items, such as salads and Pannidos sandwiches, are helping to Wachovia Securities May 12, 2004 Outperform 35.50 (a) 19.1 drive strong comparable store sales growth Bear Stearns May 12, 2004 Underperform NA NA Additional healthy menu items are expected to help JBX reach out to older and more health oriented consumers Average Target Price $38.75 29.9% (a): Value for target price is the midpoint of a $33-$38 range presented in the research report McDonald’s (NYSE: MCD) Stock Price (June 15, 2004) $26.68 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Strong growth in comparable May sales across all segments including the US 12 month Upside/(Downside) where industry growth was weak; exceeded market expectations Firm Date Recommendation Target Price to Stock Price UBS June 8, 2004 Buy 2 $35.00 31.2% Expected continued strengthening in US and Europe and improved operating Morgan Stanley June 7, 2004 Equal Weight NA NA margins JPMorgan June 7, 2004 Overweight NA NA Weak dollar has further led to increased earnings CSFB June 7, 2004 Outperform 35.00 31.2 Smith Barney June 2, 2004 Buy (1) 34.00 27.4 “MCD seems to best positioned in periods of rising inflation” Average Target Price $34.67 29.9% “Big Mac Meal Tracks,” a promotion to distribute Sony digital music tracks along with Big Macs, may further boost revenue growth Sources: 1) Wall Street Research estimates 32

Large Cap Research Sonic Corp. (NYSE: SONC) Stock Price (June 15, 2004) $22.87 INVESTMENT HIGHLIGHTSANALYST RECOMMENDATIONS Strong June 2004 growth in comparable store sales driven by higher traffic and 12 month Upside/(Downside) marginal rise in average check Firm Date Recommendation Target Price to Stock Price RBC Capital Markets June 30, 2004 Sector Perform $25.00 9.3% Breakfast menu roll out program completed in summer of 2003; now contributes OppenheimerJune 29, 2004 Buy 29.0026.80 10% of system wide sales Bear StearnsJune 29, 2004Peer Perform NANA Continued focus on improving service and customer experience at the stores SG CowenJune 29, 2004 Neutral NANA New promotions like “Sonic Nites,” an extended hours program featuring after dinner ice cream and drinks in the summer, will further boost sales Average Target Price $27.00 18.1% Higher commodity prices like dairy products expected to adversely affect margins SONC striving to close the $100,000 sales gap between its company owned and franchisee stores Wendy’s International Inc. (NYSE: WEN) Stock Price (June 15, 2004) $35.81 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Consumers will continue to gravitate towards Wendy’s higher quality food and 12 month Upside/(Downside) better service as compared to peers Firm Date Recommendation Target Price to Stock Price CIBC July 2, 2004 Sector Outperformer $44.00 22.9% Wendy’s growth in comparable store sales are expected to slow while Tim Horton’s Prudential July 1, 2004 Overweight 46.00 28.5 comparable store sales growth are expected to remain strong CSFB July 1, 2004 Outperform 46.00 28.5 z McDonald’s new healthy menu and extended restaurant operating Morgan Stanley July 1, 2004 Equal-Weight 38.00 6.1 hours by McDonald’s and Taco Bell are impacting Wendy’s sales Smith Barney June 27, 2004 Hold 40.00 11.7 Average Target Price $42.80 19.5% Tim Horton’s concept is performing exceptionally well and will provide strength for WEN’s bottom line while Wendy’s rebuilds Wendy’s is planning to launch new healthy menu options, including Meals for Carb Counters to compete with other QSR concepts Contracted chicken costs will help offset increasing commodity costs Sources: 1) Wall Street Research estimates 33

Large Cap Research Yum! Brands Inc. (NYSE: YUM) Stock Price (June 15, 2004) $37.38 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Continued weakness in comparable store sales growth at KFC 12 month Upside/(Downside Firm Date Recommendation Target Price to Stock Price Sales above expectations at Pizza Hut Morgan Stanley June 17, 2004 Overweight NA NA (a) Prudential June 17, 2004 Neutral $40.00 7.0% Sales continue to be flat at Taco Bell Wachovia June 17, 2004 Outperform 46.00 23.1 International sales rose in local currencies. Increases in Asia sales are attributed to CSFB June 17, 2004 Outperform 44.00 17.7 the abating SARS crisis CIBC June 17, 2004 Sector Performer 42.00 12.4 Average Target Price $43.00 15.0% High cheese commodity prices showing signs of moderation Higher franchisee base cushions the impact of higher commodity prices (a): Value for target price is the midpoint of a $44-$48 range presented in the research report
Sources: 1) Wall Street Research estimates 34

Small Cap Research

Small Cap Research Buffalo Wild Wings (NASD: BWLD) Stock Price (June 15, 2004) $27.71 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Well positioned Grill & Bar player: Expected to increase market share within this 12 month Upside/(Downside) segment aided by distinct multi-media entertainment, modest prices and inviting Firm Date Recommendation Target Price to Stock Price neighborhood ambience RBC Capital June 14, 2004 Outperform $40.00 44.4% SG Cowen April 23, 2004 Buy NA NA Strong comparable store sales growth based on menu improvements and convenient usage Improving unit level economics Average Target Price $40.00 44.4% Seasoned management team that has won several coveted awards including Multi-Unit Food Service Operators’ Golden Chain Award in 2003 Checkers Drive in Restaurants (NASD: CHKR) Stock Price (June 15, 2004) $10.79 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Strong comparable store sales growth attributed to effective ad campaign and good 12 month Upside/(Downside) service Firm Date Recommendation Target Price to Stock Price Roth Capital Partners April 23, 2004 Buy $16.50 52.9% Have reduced costs and cleaned up balance sheet Store expansion is expected to be the key determinant for growth in future. CHKR is estimated to add 3-4 new stores per year (about 4% unit growth over FY2003) Management has not shared CHKR’s growth strategy with investors Average Target Price $16.5052.9% Sources: Wall Street Research 36

Small Cap Research Famous Dave’s America (NASD: DAVE) Stock Price (June 15, 2004) $7.75 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Increase in franchisee income driven by increased franchisee openings in newer markets 12 month Upside/(Downside) FirmDateRecommendation Target Price to Stock Price Increase in revenues to be partly offset by expected decline in comparable store RBC Capital Markets June 1, 2004 Out Perform$12.0054.8% sales Continued improvement in operating margins while facing higher commodity prices Average Target Price $12.0054.8% Worldwide Restaurant Concepts (NYSE: SZ) Stock Price (June 15, 2004) $3.25 INVESTMENT HIGHLIGHTS ANALYST RECOMMENDATIONS Significant decline in Pat & Oscar’s comparable store sales primarily due to high gasoline prices 12 month Upside/(Downside) Firm Date Recommendation Target Price to Stock Price z It is estimated that it will take another 2 years for the restaurants’ sales &nb sp; Roth Capital Partners July 2, 2004 Neutral $3.75 15.4% trend to stabilize Sales from the restaurants in Australia boosted by a weaker US dollar Price increases are being implemented in Sizzler USA and Pat & Oscar Average Target Pric e $3.75 15.4% Margins are adversely affected by increases in commodity prices primarily beef Sources: Wall Street Research 37

Burger King and Chili’s Case Studies

Select Recent Burger King Franchise Case Studies AmeriKing Corporation (“AmeriKing”) SITUATION OVERVIEWFINANCIAL INFORMATION ($in millions) AmeriKing filed for bankruptcy protection on December 4, 2002 and has been in the process of liquidating its assets. FYE Dec. 31,1999 2000 2001 LTM as of 7/1/02 On November 25, 2003 Core Value Partners announced the acquisition of 127 of            Revenue $395.9 $397.7 $379.1 $370.4 AmeriKing’s franchises in the greater Chicago area. EBITDA 40.1 13.6 (7.3) (10.1) On December 10, 2003 Fire Grill LLC acquired units in Cincinnati. In January of 2003 OceDon Companies acquired several Colorado franchises. EBIT 22.3 (5.1) (24.9) (23.8) On June 7, 2004 the U.S. Bankruptcy Court judge announced that AmeriKing was left with no options but to convert to Chapter 7 Bankruptcy. NI(a) 0.8 (19.0) (51.1) (52.0) (a) FY 2001 Net Income number excludes extraordinary loss of $2.9 million associated with early retirement of debt COMPANY DESCRIPTION CORE VALUE PARTNERS (“CV PARTNERS”)(a) AmeriKing, based in Westchester, Illinois was founded in 1994 and has grown On November 25, 2003 Core Value Partners, an investment group, received rapidly to become one of the largest owners and operators of Burger King bankruptcy court approval for an auction bid to purchase 131 Burger King units. franchises. Prior to its December 2002 Chapter 11 filing, AmeriKing owned over Investors paid $13.2 million in cash, assumed $1.25 million in debt and purchase 329 restaurants. The company’s restaurants were located throughout the Midwest about $750,000 in inventory. CV Partners paid only ~1.75x EBITDA for the units. and South. Under the deal Core Value’s newly formed franchise affiliate, Heartland Foods Corp., obtained AmeriKing’s headquarters in Westchester, Ill., and the bankrupt TRANSACTION SUMMARY firm’s 3,500 employees. Close to 90 Burger King units were located in the Greater Chicago area. The remaining restaurants in the deal were in Springfield, ($ in millions except for Average Price Per Unit) Ill., western Indiana and Wisconsin. The group expects to invest between $25 Price Per Unit Acquirer(a) Units Areas Price Paid(b) Close Date million and $30 million in capital expenses to bring the restaurants up to (in thousands) Core Value Partners 129 Greater Chicago $14.5 $112.0 12/18/03 operational standards. ($in millions) Ocedon Companies LLC 9 Denver/Colorado $0.3 $33.3 12/02/03 Fire Grill LLC 15 Cincinnati Area $2.0 $133.3 01/29/04 Total Deal Value Cash Paid            Debt Assumed            Required CAPEX EBITDA Multiple(b) GO-Burgers LP 2 Texas $0.1 $62.5 11/12/03 $14.5 $13.2 $1.3 $25.0 1.75x Hometown Folks LLC 15 Tennessee $1.1 $70.0 12/18/03 (a) As reported in the Miami Herald Dec. 4, 2003, -Final Chapter 11 Report discloses 129 units (b) Not disclosed if EBITDA multiple includes adjustments for debt assumed Heartland/N&R Dining 55 Virginia/NC $6.6 $120.0 02/27/04
Total Sales 225 Average Price Paid Per Unit $109.0 UNIT CLOSURES & UNITS IN QUESTION (a) Final Chapter 11 Report Area Unit Closures (b) Total Enterprise Value- includes debt assumed Cincinnati Area 17 Chicago 59 Chattanooga 17 Virginia/Other 11 Total 104 39

Select Recent Burger King Case Studies Texas Pacific Group (“TPG”) SITUATIONAL OVERVIEW TRANSACTION SUMMARY On December, 13 2002 Diageo announced that it has agreed to the sale Highly leveraged deal financed with $750 million senior notes issued by of Burger King Corporation for a revised purchase price of $1.5 billion. Burger King, $425 million subordinated notes, and $350 million in equity. The buying group was composed of Texas Pacific Group, Bain Capital Diageo not only provided $212.5 million in preferred-in-kind financing Partners and Goldman Sachs Capital Partners. (making up half of the subordinated notes) but also guaranteed the senior loans that J.P. Morgan Securities and Citibank provided including a guarantee on a revolving credit facility of $100 million. COMPANY DESCRIPTION The buying group provided an additional $212.5 million in subordinated notes The Texas Pacific Group (TPG) is a private equity investment firm that finances turnarounds, management-led buyouts and recapitalizations. TPG invests globally and prefers to act as sole or lead investor. TPG’s If refinancing does not occur within the first 3 years of the transaction, industries of interest include communications equipment, Diageo will receive an annual guarantee fee of 5% of the outstanding telecommunications, industrial manufacturing, electronics, medical principal amounts of the loans each year after year 3. devices, healthcare, software and food services. The firm typically invests $50 million to $300 million per transaction. Diageo will make an incentive payment of $10 million if the loans are refinanced during the first 18 months following closing or a payment of $5 million if they are refinanced during the next 18 months. LEVERAGE DETAIL ($in millions) Vehicle Amount % of Deal Price Lender Guarantor Senior Loans $750.0 49.2% Citigroup/J.P. Morgan Diageo Subordinated Debt $212.5 13.9% Diageo NA Subordinated Debt $212.5 13.9% Buying Group NA Cash $350.0 23.0% Total $1,525.0 40

Select Recent Burger King Franchise Case Studies Carrols Corporation (“Carrols”) SITUATIONAL OVERVIEW FINANCIAL INFORMATION ($in millions) FYE Dec. 31, 2000 2001 2002 2003 LTM 3/31/2004A
Since March of 2003 Carrols has closed five Burger King restaurant Total Revenues $466.9 $656.3 $657.0 $645.0 $649.6 while only opening one. It has also opened one new Pollo Tropical restaurant, nine new Taco Cabana restaurants and closed three Taco Growth Over Prior Year 2.3% 40.6% 0.1% (1.8%) (0.3%) Cabana restaurants. Gross Profit $198.5 $242.2 $246.3 $238.1 $240.0 For the fiscal year ended December 2003 Burger King comparable Margin % 42.5% 36.9% 37.5% 36.9% 36.9% restaurant sales decreased by 7.2%. This trend continued for the            EBITDA $59.9 $91.2 $94.3 $83.8 $86.3 quarter ended in March, as comparable sales decreased by 3.2%. Margin % 12.8% 13.9% 14.4% 13.0% 13.3% Last quarter, both the Pollo Tropical and the Taco Cabana restaurants            EBIT $31.1$43.2$50.3 $36.5 $38.7 experienced positive comparable store growth of 8% and 4.9%. Margin % 6.7% 6.6% 7.6% 5.7% 6.0% In December of 2002 Carrols acquired Taco Cabana. Net Income from Cont. Ops. $4.3($6.1)$9.7 $2.4 $4.1 Acquired Pollo Tropical in 1998. Margin % 0.9%(0.9%)1.5% 0.4% 0.6% Net Income $4.0($6.1)$9.7 $2.4 $4.1 Margin % 0.8%(0.9%)1.5% 0.4% 0.6% COMPANY DESCRIPTION            RESTAURANT BREAKDOWN Carrols Corporation engages in owning, operating, and franchising (as of March 31, 2004) restaurants under the Burger King, Pollo Tropical, and Taco Cabana trade names. The company is the largest Burger King franchisee in the Brand Operating Franchising world and operates Burger King restaurants located in 13 northeastern, Burger King 351 0 midwestern, and southeastern states, primarily in New York, Ohio, and            Pollo Tropical 60 24 North Carolina. Carrols also operates and franchises its acquired brands, Taco Cabana 123 9 Pollo Tropical restaurants and Taco Cabana restaurants, in Florida,
Puerto Rico, Texas and Oklahoma. AVERAGE RESTAURANT FINANCIAL INFORMATION ($ in thousands as of Dec. 31, 2003) Average Restaurant            Burger King Pollo Tropical Taco Cabana Revenue $1,003.0 $1,838.0 $1,523.0 EBITDA(a) $161.0 $464.0 $293.0 Adj EBITDA(b) $104.8 $359.3 $198.3 (a) Calculated at the store level excluding corporate General & Administrative costs
(b) Adjusts for each locations portion of General and Administrative costs without factoring in Pollo Tropical or Taco Cabana franchise royalty revenues 41

Select Recent Burger King and Chili’s Franchise Case Study Sydran Services, Inc. (“Sydran”) The Westwind Group Holdings, Inc. (“Westwind”) SITUATION OVERVIEW SITUATION OVERVIEW In November of 2001Burger King loaned Sydran approximately $8 million In October of 2003 Westwind filed for bankruptcy protection for capital improvements and assisted it in restructuring its debt            In April of 2004 31 franchises in the Portland and Vancouver markets On November 19, 2001 Sydran announced the sale of 39 Chili’s were acquired from Westwind by Kaizen Restaurants Inc. the Oregon restaurants to Brinker International. corporation formed to hold 26 units. A partner company, Sara Foods Inc., owns the other five locations. COMPANY DESCRIPTION COMPANY DESCRIPTION Sydran Services, Inc., a fast-food company, focuses on franchise Westwind’s portfolio consists of 117 restaurants in North Carolina, Florida, development and acquisition. The company, at one point the second- Oregon, Alabama and Washington. The San Diego, California-based largest Burger King franchisee (behind Carrols), had more than 260 company was one of the largest franchisees in the Burger King system, locations in six states, primarily in California, Louisiana, and Mississippi. having been a franchisee since 1993.
The CEO, Matthew Schoenberg, founded the company in 1992 when he acquired 14 Burger King locations in the San Francisco area. FINANCIAL INFORMATION TRANSACTION SUMMARY ($ in millions) ($ in millions expect Price Per Unit) FYE June(a) 2000 2001 2002 2003 Revenue $294.5 $323.4 $278.0 $215.0 Units            Areas            Price Per Unit (in Acquirer(a) Price Paid(b) thousands) (a) Revenue is for Sydran Services Inc. Kaizen Restaurants Inc. TRANSACTION SUMMARY 31 Portland Oregon $2.9 $92.6 & Sara Foods Inc. Total consideration is anticipated to be approximately $53.9(a) million (a) The Oregonian (April 24, 2004) (b) Assumed Total Enterprise Value- Does not mention any debt or other considerations Brinker International assumed $35.5(b) million in capital lease obligations Brinker recorded $52.5 million in goodwill Brinker retains the development rights in all or portions of 14 states(c) ($ in millions except for Average Price Per Unit) Price Per Unit Acquirer Units Price Paid (in thousands) Brinker International 39 $53.9 $1,382.1 (a) Total Enterprise Value- includes debt assumed (b) $19.9 million principal, $15.6 million debt premium
(c) Iowa, Nebraska, South Dakota, North Dakota, Idaho, Montana, Washington, Arkansas, New Mexico, Wyoming, Utah, Missouri, Colorado, and Texas. 42

Select Recent Chili’s Franchise Case Studies Brinker International Inc. (“Brinker”) SITUATIONAL OVERVIEW FINANCIAL INFORMATION Chili’s was flat in May, versus a plus 3.2% last May, with pricing up ($ in millions) 2.2% and traffic off 0.8% FYE June 6/28/2000 6/27/2001 6/26/2002 6/25/2003 LTM 3/24/2004A
Border and Maggiano’s did well in May with comparable location sales            Total Revenues $2,100.5 $2,406.9 $2,887.1 $3,285.4 $3,565.5 up 6.3% and 3% while foot traffic increased 3.4% and 1.5% respectively Growth Over Prior Year 12.3% 14.6% 20.0% 13.8% 11.7% Gross Profit 386.4 440.2 507.8 586.3 622.5 Margin % 18.4% 18.3% 17.6% 17.8% 17.5% EBITDA 286.3 331.1 386.3 454.6 480.5 COMPANY DESCRIPTION Margin % 13.6% 13.8% 13.4% 13.8% 13.5% Brinker International, is an owner and operator of the Chili’s Grill & Bar EBIT(a) 195.7 231.0 256.2 296.4 308.0 chain making it the #2 casual-dining restaurant operator. Chili’s, with more than 920 locations, trails only Applebee’s as the largest full-service Margin % 9.3% 9.6% 8.9% 9.0% 8.6% chain. In addition to Chili’s, Brinker operates the Italian-themed            Net Income from Cont. Ops. 117.8 145.1 152.7 168.6 129.7 Romano’s Macaroni Grill and the Mexican-flavored On The Border Margin % 5.6% 6.0% 5.3% 5.1% 3.6% Mexican Grill & Cantina. Its smaller, emerging chains include Maggiano’s Little Italy, Rockfish Seafood Grill(40%-owned), Big Bowl Asian Kitchen, Net Income 117.8 145.1 152.7 168.6 129.7
and Corner Bakery Cafe. Margin % 5.6% 6.0% 5.3% 5.1% 3.6% (a) EBIT & EBITDA numbers include adjustments for non recurring charges STOCK CHART
Volume (000’s) 10/21/2003 5/5/2004 Price First Quarter Earnings- Announces April Sales- 2nd Quarter Guidance Guidance for FY 2004 $45.00
14.0 8/6/2003 Fourth Quarter Earnings- $40.00 12.0 FY 2004 Guidance 10.0 $35.00 8.0 $30.00 6.0 $25.00 4.0 $20.00 2.0 - $15.00 6/18/02 10/24/02 3/6/03 7/15/03 11/19/03 3/31/04 43